FORM B1

                    United States Bankruptcy Court            Voluntary Petition
  _______________________District of _______________________

Name of Debtor (if individual, enter     Name of Joint Debtor (Spouse) (Last,
Last, First, Middle):                    First Middle):

Impulse Media Technologies, Inc.
-------------------------------------    -------------------------------------

All Other Names used by the Debtor in    All Other Names used by the Joint
the last 6 years (include married,       Debtor in the last 6 years (include
maiden, and trade names):                married, maiden, and trade names):


-------------------------------------    -------------------------------------

Soc. Sec./Tax I.D. No. (if more than     Soc. Sec./Tax I.D. No. (if more than
one, state all):                         one, state all):


-------------------------------------    -------------------------------------

Street Address of Debtor (No. & Street,  Street Address of Joint Debtor (No. &
City, State & Zip Code):                 Street, City, State & Zip Code):

Suite 566 - 1027 Davie St.
Vancouver, B.C., Canada
V6E 4L2
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County of Residence or of the            County of Residence or of the
Principal Place of Business:             Principal Place of Business:

Nevada
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Mailing Address of Debtor (if different  Mailing Address of Joint Debtor (if
from street address):                    different from street address):


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Location of Principal Assets of Business
Debtor (if different from street address
above:
                No Assets.
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          Information Regarding the Debtor (Check the Applicable Boxes)

Venue (Check any applicable box)

[X] Debtor has been domiciled or has had a residence, principal place of business, or principal assets in this District of 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other District.
[ ] There is a bankruptcy case concerning debtor's affiliate, general partner, or partnership pending in this District.

Type of Debtor (Check all boxes            Chapter or Section of Bankruptcy Code
that apply                                   Under Which the Petition is Filed
[ ] Individual(s)    [ ] Railroad                    (Check one box)
[X] Corporation      [ ] Stockbroker       [X] Chapter 7   [ ] Chapter 11
[ ] Partnership      [ ] Commodity Broker  [ ] Chapter 9   [ ] Chapter 12
[ ] Other____________                      [ ] Chapter 13
                                           [ ] Sec. 304 - Case ancillary to
                                               foreign proceeding
    Nature of Debts (Check one box)        Filing Fee (Check one box)
[ ] Consumer/Non-Business                  [X] Full Filing Fee attached
[X] Business                               [ ] Filing Fee to be paid in
      Chapter 11 Small Business                installments (Applicable to
   (Check all boxes that apply)                individuals only) Must attach
[ ] Debtor is a small business as defined      signed application of the court's
    in 11 U.S.C. Sect. 101                     consideration certifying that the
[ ] Debtor is and elects to be considered      debtor is unable to pay fee
    a small business under 11 U.S.C.           except in installments. Rule
    Sect. 1121(e) (Optional)                   1006(b). See Official Form No. 3.
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Statistical/Administrative Information (Estimates only)   THIS SPACE FOR COURT
                                                                 USE ONLY
[ ] Debtor estimates that funds will be available for
    distribution to unsecured creditors.
[X] Debtor estimates that, after any exempt property is excluded and administrative expenses paid, there will be no funds available for distribution to unsecured creditors.

Estimated Number of Creditors  1-15  16-49  50-99  100-199  200-299 1000-over
                               [X]    [ ]    [ ]     [ ]      [ ]      [ ]

Estimated Assets
 $0 to    $50,001 to  $100,001 to   $500,001 to  $1,000,001 to  $10,000,001 to
$50,000    $100,000     $500,000     $1 million   $10 million    $50 million
  [X]         [ ]          [ ]           [ ]          [ ]            [ ]
$50,000,001 to     More than
$100 million      $100 million
  [ ]                  [ ]

Estimated Debts
 $0 to    $50,001 to  $100,001 to   $500,001 to  $1,000,001 to  $10,000,001 to
$50,000    $100,000     $500,000     $1 million   $10 million    $50 million
  [ ]         [ ]          [X]           [ ]          [ ]            [ ]
$50,000,001 to     More than
$100 million      $100 million
  [ ]                  [ ]
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

Voluntary Petition                       Name of Debtor(s):
(This page must be completed and filed
in every case)                           Impulse Media Technologies, Inc.
-------------------------------------    -------------------------------------
                 Prior Bankruptcy Case filed Within Last 6 Years
                   (If more than one, attach additional sheet)
Location                          Case Number:              Date Filed:
Where Filed:

------------------------------    ------------------------  --------------------
Pending Bankruptcy Case Filed by any Spouse, Partner or Affiliate of this Debtor
                  (If more than one, attach additional sheet)

Name of Debtor:                   Case Number:              Date Filed:

------------------------------    ------------------------  --------------------

District:                         Relationship:             Judge:

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                                   Signatures

Signature(s) of Debtor(s)                               Exhibit A
(Individual/Joint)                        (To be completed if debtor is required
I declare under penalty of perjury that   to file periodic reports (e.g., forms
the information provided in this          10K and 10Q) with the Securities and
petition is true and correct.             Exchange Commission pursuant to
[If petitioner is an individual whose     Section 13 or 15(d) of the Securities
debts are primarily consumer debts and    Exchange Act of 1934 and is requesting
has chosen to file under chapter 7] I    relief under chapter 11)
am aware that I may proceed under
chapter 7, 11, 12 or 13 or title 11,      [ ] Exhibit A is attached and make a
United States Code, understand the            part of this petition.
relief available under each such         ---------------------------------------
chapter, and choose to proceed under                    Exhibit B
chapter 7                                   (To be completed if debtor is an
I request relief in accordance with the    individual whose debts are primarily
chapter of title 11, United States Code,             consumer debts)
specified in this petition.               I, the attorney for the petitioner
                                          named in the foregoing petition,
X _____________________________________   declare that I have informed the
  Signature of Debtor                     petitioner that [he or she] may
                                          proceed under chapter 7, 11, 12, or
X _____________________________________   13 of title 11, United States Code,
  Signature of Joint Debtor               and have explained the relief
                                          available under each such chapter.
X _____________________________________   X ____________________________________
  Telephone Number (If not represented      (Signature of Attorney for      Date
  by attorney                               Debtor(s)
                                         ---------------------------------------
  _____________________________________                 Exhibit C
  Date                                    Does the debtor own or have possession
                                          of any property that poses or is
----------------------------------------- alleged to pose a threat of imminent
       Signature of Attorney              and identifiable harm to public health
                                          or safety?
X _____________________________________   [ ] Yes, and Exhibit C is attached
  Signature of Attorney for Debtor(s)         and made a part of this petition.
                                          [ ] No
  _____________________________________  ---------------------------------------
  Printed Name of Attorney for Debtor(s)        Signature of Non-Attorney
                                                    Petition Preparer
  _____________________________________
  Firm Name                               I certify that I am a bankruptcy
                                          petition preparer as defined in 11
  _____________________________________   U.S.C. Sect. 110, that I prepared
  Address                                 this document of compensation, and
  _____________________________________   that I have provided the debtor with
                                          a copy of this document.
  _____________________________________
  Telephone Number                          ____________________________________
                                            Printed Name of Bankruptcy Petition
  _____________________________________     Preparer
  Date
-----------------------------------------   ____________________________________
         Signature of Debtor                Social Security Number
      (Corporation/Partnership
I declare under penalty of perjury that     ____________________________________
the information provided in this            Address
petition is true and correct, and that
I have been authorized to file this         ____________________________________
petition on behalf of the debtor.           Names and Social Security numbers
                                            of all other individuals who
The debtor requests relief in               prepared or assisted in preparing
accordance with the chapter of title        this document:
11, United States Code, specified in
this petition.

X /s/ John Dawe                           X ____________________________________
  -------------------------------------     Signature of Bankruptcy Petition
  Signature of Authorized Individual        Preparer

  John Dawe                                 ____________________________________
  -------------------------------------     Date
  Printed Name of Authorized Individual
                                          A bankruptcy petition preparer's
  VP Finance                              failure to comply with the provisions
  -------------------------------------   of title 11 and the Federal Rules of
  Title of Authorized Individual          Bankruptcy Procedure may result in
                                          fines or imprisonment of both 11
  August 24, 2002                         U.S.C. Sect. 110; 18 U.S.C. Sect. 156
  -------------------------------------
  Date
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